Page 83
                                                            Exhibit 10(iii)A(40)


                ASPIRATION ACHIEVEMENT INCENTIVE AWARD AGREEMENT
                             FOR EXECUTIVE OFFICERS



         THIS AGREEMENT, made as of the 7th day of October, 1999 (the "Grant Date"), between NATIONAL SERVICE INDUSTRIES, INC., a Delaware corporation ("NSI"), and NSI SERVICES, L.P. (GA), a Subsidiary of NSI (together, the "Company"), and _____________________________ ("Grantee").

         WHEREAS, NSI has adopted the National Service Industries, Inc. Long-Term Achievement Incentive Plan (the "Plan") in order to provide additional incentives to certain officers and key employees of NSI and its Subsidiaries; and

         WHEREAS, the Committee responsible for administration of the Plan has determined to grant to Grantee an Aspiration Achievement Incentive Award as provided herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       Grant of Aspiration Award.

                  1.1 The Company hereby grants to Grantee an Aspiration Achievement Incentive Award (the "Award"), which has a value determined as provided in Section 2 below based upon the performance of NSI during the Performance Cycle from September 1, 1999 to August 31, 2002. As provided in the Plan, Grantee's right to payment of this Award is dependent upon Grantee's continued employment in Grantee's current position with the Company, or in a position with responsibilities of substantially similar value to the Company during the Performance Cycle. Under certain circumstances as described below, Grantee may be entitled to receive payment for some portion of the Award if Grantee's employment terminates prior to the end of the Performance Cycle.

                  1.2 Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. This Agreement shall be construed in accordance with, and subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

         2.       Performance Measure and Performance Levels.

                  The Committee has established the performance measure (the "Performance Measure"), and award and performance levels set forth in Appendix A attached hereto. The chart in Appendix A specifies a Commitment performance level, at which the Commitment Level Award will be paid, an Aspiration

Page 84
                                                            Exhibit 10(iii)A(40)


performance level, at or above which an Aspiration Level Award will be paid, and a threshold performance level, at which a minimum incentive award will be paid and below which no award will be paid. For each level of performance at or above the threshold performance level through the Aspiration performance level, Grantee will receive an award determined in accordance with the chart and formulae set forth in Appendix A. The terms used in determining the Performance Measure are defined in Appendix B.

         3.       Determination of Aspiration Award.

                  3.1 Determination Notice. Subject to Section 3.2, as soon as practical following the last day of the Performance Cycle, the Committee will determine, in accordance with Section 7(c) of the Plan, the performance level of NSI with respect to the Performance Measure for the Performance Cycle. The Committee may in determining the performance level with respect to the Performance Measure adjust NSI's financial results for the Performance Cycle to exclude the effect of unusual charges or income items which are distortive of financial results for the Performance Cycle; provided, that in determining financial results, items whose exclusion from consideration will increase the performance level of NSI shall only have their effects excluded if they constitute "extraordinary items" under generally accepted accounting principles and all such items shall be excluded. The Committee shall also adjust the performance calculations to exclude the unanticipated effect on financial results of changes in the Code, or other tax laws, and the regulations thereunder. The Committee shall also exclude from consideration the effect on financial performance of each of the following events or items where the result of excluding the particular event or item is to increase the performance level of NSI: (i) an acquisition or a divestiture involving more than $10 million in net worth or $25 million in business revenues; (ii) an equity restructuring involving more than $1 million; (iii) asset impairment charges involving more than $1 million and restructuring costs involving more than $1 million associated with facility closings or reduction in employment levels; (iv) changes in accounting treatment or rules involving more than $1 million. The Committee may decrease the amount of the Award otherwise payable to Grantee if, in the Committee's view, such adjustment is necessary or desirable, regardless of the extent to which the Performance Measure has been achieved. The Committee may establish such guidelines and procedures for reducing the amount of an Award as it deems appropriate.

     The Company will notify Grantee (or the executors or administrators of Grantee's estate, if applicable) of the Committee's determination (the "Determination Notice"). The Determination Notice shall specify the performance level of NSI with respect to the Performance Measure for the Performance Cycle and the amount of Award (if any) Grantee will be entitled to receive.

                  3.2 Significant Corporate Events. If, during a Performance Cycle, NSI consummates an acquisition or disposition that (i) involves assets whose value equals or exceeds twenty percent (20%) of the total value of NSI's

                                                                         Page 85
                                                            Exhibit 10(iii)A(40)


assets, (ii) represents a part of the business whose revenues equal or exceed twenty percent (20%) of the total of NSI's revenues, or (iii) causes a material restructuring of NSI, the following rules shall apply:

     (a) If the transaction is consummated during the first year of the Performance Cycle, the Performance Cycle and Grantee's outstanding Award will be terminated with no payout and a new Performance Cycle containing a new Award will be started.

     (b) If the transaction is consummated after the first year of the Performance Cycle, the Performance Cycle will end and the outstanding Award will be determined and paid at NSI's actual performance level to such date, taking into account the adjustments provided for in Section 3.1 above and using prorated performance levels of the Performance Measure to reflect the portion of the Performance Cycle that had elapsed as of the date of consummation of the acquisition or disposition. Payment of the Award will be made as soon as practical after it is determined. A new Performance Cycle will be started to cover the period remaining in the initial Performance Cycle or, if that result is not practical, the Committee will make an appropriate adjustment to reflect the premature termination of the initial Performance Cycle.

     If, during a Performance Cycle, NSI consummates an acquisition or disposition that is not covered by the special provisions of this Section 3.2, the financial effects of such acquisition or disposition shall be handled as provided in Section 3.1.

     Any actions under this Section 3.2 shall be taken in accordance with the requirements of Code Section 162(m) and the regulations thereunder.


          4.Payment of Aspiration Award.

                  4.1 Unless the Committee determines otherwise at the time the Award is paid, and except as otherwise provided in the event of a Change in Control, the amount Grantee is entitled to receive will be paid as follows: (a) for a payment level up to and including twice the Commitment Level Award, the Award will be paid one-half in cash and one-half in Shares, payable as soon as administratively practicable following the determination of the performance level pursuant to Section 3.1 above, and (b) to the extent the payment level is more than twice the Commitment Level Award, that portion of the Award will be paid one-half in Restricted Stock and one-half in cash, to be paid out upon vesting of the Restricted Stock as described in Section 4.4 below. The Shares and Restricted Stock issued upon payment of an Award shall be valued at the average of the Fair Market Value of the shares for the last ten (10) trading days of the Performance Cycle. Except in the case of a Change in Control, the Committee may, in its discretion, attach restrictions, terms, and conditions to the Shares issued as part of the Award.

                  4.2 Prior to vesting, the Restricted Stock shall not be transferable by Grantee by means of sale, assignment, exchange, pledge, or otherwise; provided, however, that with NSI's consent Grantee shall have the

Page 86
                                                            Exhibit 10(iii)A(40)


right to tender for sale or exchange any such shares in the event of any tender offer within the meaning of Section 14(d) of the Securities Exchange Act of 1934. Any attempt to convey any interest in the Restricted Stock in violation of this paragraph shall not be recognized by the Company and shall be null and void. Grantee shall otherwise be entitled with respect to the Restricted Stock to the rights of a stockholder of NSI, including the right to vote the shares and receive dividends and any other distributions declared on NSI's stock. Grantee's rights with respect to the Restricted Stock shall remain forfeitable at all times prior to the dates on which such rights become vested, as set forth in Section 4.4 below.

                  4.3 The stock certificate(s) evidencing the Restricted Stock shall be registered on NSI's books in the name of Grantee as soon as practicable following the Determination Notice. NSI or the Company may retain physical possession and custody of the certificate(s) until vesting of the Restricted Stock as set forth in Section 4.4 below, and the certificate(s) shall bear a legend referring to the restrictions on transfer set forth in this Agreement. Grantee shall sign a power of attorney enabling the certificate(s) to be transferred to the Company in the event and to the extent the Restricted Stock is forfeited as set forth in Section 4.4 below. Upon vesting of the Restricted Stock as set forth in Section 4.4 below, NSI shall cause a stock certificate for the requisite number of shares to be delivered to Grantee, free of any restrictive legend.

                  4.4 Fifty percent (50%) of the shares of Restricted Stock shall vest one (1) year following the end of the Performance Cycle and the other fifty percent (50%) shall vest two (2) years following the end of the Performance Cycle. In the event of Grantee's termination of employment within two (2) years after the end of the Performance Cycle, by death, Disability, Retirement (termination at or after age 65), or by the Company without Cause, the Restricted Stock, to the extent not already vested, shall vest in full as of the date of termination. Except as the Committee may otherwise determine, in the event of Grantee's termination of employment for any other reason, including voluntary termination or termination for Cause, the Restricted Stock shall be forfeited to the extent not already vested and Grantee's rights as a stockholder with respect to that forfeited Restricted Stock will thereupon cease. Notwithstanding the foregoing, the Restricted Stock will fully vest in the event of a Change in Control during Grantee's employment. The cash portion of the Award corresponding to the Restricted Stock will be paid to Grantee when and as the Restricted Stock vests; that cash portion shall be subject to the same vesting and forfeiture provisions as are set forth above for the Restricted Stock.

         5.       Termination of Employment.

                  5.1 In General.  Except as provided in Sections  5.2, 5.3, and
5.4 below, in the event that Grantee's employment terminates during a Performance Cycle, all unearned Aspiration Awards shall be immediately forfeited by Grantee.

                  5.2 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of Grantee is terminated by reason of

                                                                         Page 87
                                                            Exhibit 10(iii)A(40)


death or Disability during a Performance Cycle, Grantee shall be entitled to a prorated payout with respect to the unearned Award. The prorated payout shall be determined by the Committee based upon the length of time that Grantee was actively employed during the Performance Cycle relative to the full length of the Performance Cycle; provided, that payment shall only be made to the extent at the end of the Performance Cycle the Award would have been earned based upon the performance level achieved for the Performance Cycle (taking into account the adjustment provisions and other rules in Section 3 above; and provided, further, that the performance level used to determine the prorated award cannot exceed two hundred percent (200%) of the Commitment performance level.

     In the event of Grantee's Retirement (on or after age 65), the full Award shall continue to be eligible for payout at the end of the Performance Cycle, just as if Grantee had remained employed for the remainder of the Performance Cycle (including if Grantee dies after Retirement but before the end of the Performance Cycle). At the end of the Performance Cycle, the Committee shall make its determination in the same manner as provided in Section 3.

     Payment of earned Awards to Grantee in the event of termination due to death, Disability, or Retirement shall be made at the same time payments would be made to Grantee if Grantee did not terminate employment during the Performance Cycle.


                  5.3 Change In Control. Notwithstanding anything in this Agreement to the contrary, if a Change in Control occurs during the Performance Cycle, then Grantee's Award shall be determined for the Performance Cycle then in progress as though the Performance Cycle had ended as of the date of the Change in Control and the outstanding Award will be paid at the Commitment Level Award or the actual performance level to such date (using, for such purpose, prorated performance levels of the Performance Measure to reflect the portion of the Performance Cycle that has elapsed as of the date of the Change in Control), whichever provides the greater payment. The Award determined in accordance with the preceding sentence shall be fully vested and payable immediately to Grantee. The Committee shall determine the amount of the Award under this Section 5.3, subject to the terms of this section, and no downward adjustment of the Award which would result in reduction of the Award by more than fifty percent (50%) shall be permitted. The Award will be paid in full in cash, unless Grantee elects to receive one-half of the Award in Shares. For purposes of determining the number of Shares to be paid to Grantee under this Section 5.3, the Fair Market Value of a Share shall be determined by taking the average closing price per share for the last twenty (20) trading days prior to the commencement of the offer, transaction, or other event which resulted in a Change in Control.

                  5.4 Termination Without Cause. In the event Grantee's employment is terminated by the Company without Cause more than one (1) year after the commencement of the Performance Cycle and prior to the end of the Performance Cycle, Grantee shall be entitled to a prorated payout of the Award based upon the length of time that Grantee was actively employed during the

Page 88
                                                            Exhibit 10(iii)A(40)


Performance Cycle relative to the full length of the Performance Cycle; provided, that payment shall be made only to the extent at the end of the Performance Cycle the Award would have been earned based upon the performance level achieved during the Performance Cycle (taking into account the adjustment provisions and other rules in Section 3 above); and provided, further, that the performance level used to determine the prorated award cannot exceed two hundred percent (200%) of the Commitment performance level. Payment shall be made to Grantee at the same time as if Grantee had not terminated employment during the Performance Cycle.

         6.       No Right to Continued Employment.


                  Nothing in this Agreement or the Plan shall be interpreted to confer upon Grantee any rights with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate Grantee's employment at any time.


         7.       Nonassignment.


                  Grantee shall not have the right to assign, alienate, pledge, transfer, or encumber any amounts due Grantee hereunder, and any attempt to assign, alienate, pledge, transfer, or encumber Grantee's rights or benefits shall be null and void and not recognized by the Plan or the Company.


         8.       Modification of Agreement.


                  This  Agreement  may  be  modified,   amended,  suspended,  or
terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.


         9.       Severability; Governing Law.


                  Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

                  The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.


         10.      Successors in Interest.


                  This Agreement shall inure to the benefit of and be binding upon any successor to the Company. All obligations imposed upon Grantee and all rights granted to the Company under this Agreement shall be binding upon Grantee's heirs, executors, and administrators.

                                                                         Page 89
                                                            Exhibit 10(iii)A(40)



         11.      Resolution of Disputes.


                  Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding, and conclusive on Grantee and the Company for all purposes.

         12.      Withholding of Taxes.


                  The Company shall have the right to deduct from any amount payable under this Agreement, an amount equal to the federal, state, and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any such amount. In satisfaction of all or part of the Withholding Taxes, Grantee may make a written election, which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to him or her pursuant to an Award, having an aggregate Fair Market Value equal to the Withholding Taxes.


                           NATIONAL SERVICE INDUSTRIES, INC.



                           By:__________________________________________________
                              JAMES S. BALLOUN
                              Chairman, President, and
                              Chief Executive Officer



                           NSI SERVICES, L.P. (GA), Subsidiary



                           By:__________________________________________________
                               JAMES S. BALLOUN
                               Chairman, President, and
                               Chief Executive Officer



                           -----------------------------------------------------
                           Name of Grantee:  _____________________

Page 90
                                                            EXHIBIT 10(iii)A(40)

                                   Appendix A

              Aspiration Award Program Illustration - FY 2000-2002


Name:        James S. Balloun                              Division:   Corporate
Position:    Chairman, President, & CEO
Salary:      $850,000



                                                                          Achievement Level
                                                         Threshold           Commitment        Aspiration
FY00-02 Economic Profit (in millions)                        **                  **                 **
Individual AAI Opportunity                               $ 100,000           $ 400,000        $ 2,000,000


Aspiration Award Program Opportunity

The following graph depicts the potential incentive award that would be paid out at different levels of NSI cumulative economic profit, including: a Threshold performance level; a Commitment performance level; and an Aspiration performance level.



                                                    Individual
                                                    Aspiration
Economic Profit                                     Award

Threshold    **                                     $   100,000

Commitment   **                                     $   400,000

Aspiration   **                                     $ 2,000,000

**  Confidential information has been omitted and filed separately with Securities and Exchange Commission.

                                                                         Page 91
                                                            Exhibit 10(iii)A(40)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD
                                      FOR
                         2000 - 2002 PERFORMANCE PERIOD


                                  NSI CORPORATE



Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:
     a =  0.02885
     b = -0.29808


Above Commitment Level EP:
     a =  0.0303
     b = -0.36364


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.





Page 92
                                                            EXHIBIT 10(iii)A(40)

                                   Appendix A

              Aspiration Award Program Illustration - FY 2000-2002


Name:        Brock A. Hattox                              Division:   Corporate
Position:    Executive Vice President
             & Chief Financial Officer
Salary:      $390,000



                                                                          Achievement Level
                                                         Threshold           Commitment        Aspiration
FY00-02 Economic Profit (in millions)                        **                  **                 **
Individual AAI Opportunity                               $  46,800          $ 187,200        $   936,000


Aspiration Award Program Opportunity

The following graph depicts the potential incentive award that would be paid out at different levels of NSI cumulative economic profit, including: a Threshold performance level; a Commitment performance level; and an Aspiration performance level.



                                                    Individual
                                                    Aspiration
Economic Profit                                     Award

Threshold    **                                     $  46,800

Commitment   **                                     $ 187,200

Aspiration   **                                     $ 936,000

**  Confidential information has been omitted and filed separately with Securities and Exchange Commission.

                                                                         Page 93
                                                            Exhibit 10(iii)A(40)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD
                                      FOR
                         2000 - 2002 PERFORMANCE PERIOD


                                  NSI CORPORATE



Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:
     a =  0.02885
     b = -0.29808


Above Commitment Level EP:
     a =  0.0303
     b = -0.36364


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.

Page 94
                                                            EXHIBIT 10(iii)A(40)

                                   Appendix A

              Aspiration Award Program Illustration - FY 2000-2002


Name:        David Levy                                    Division:   Corporate
Position:    Executive Vice President, Administration
             & Counsel
Salary:      $375,000



                                                                          Achievement Level
                                                         Threshold           Commitment        Aspiration
FY00-02 Economic Profit (in millions)                        **                  **                 **
Individual AAI Opportunity                               $  45,000           $ 180,000        $   900,000

Aspiration Award Program Opportunity

The following graph depicts the potential incentive award that would be paid out at different levels of NSI cumulative economic profit, including: a Threshold performance level; a Commitment performance level; and an Aspiration performance level.



                                                    Individual
                                                    Aspiration
Economic Profit                                     Award

Threshold    **                                     $  45,000

Commitment   **                                     $ 180,000

Aspiration   **                                     $ 900,000

**  Confidential information has been omitted and filed separately with Securities and Exchange Commission.

                                                                         Page 95
                                                            Exhibit 10(iii)A(40)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD
                                      FOR
                         2000 - 2002 PERFORMANCE PERIOD


                                  NSI CORPORATE



Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:
     a =  0.02885
     b = -0.29808


Above Commitment Level EP:
     a =  0.0303
     b = -0.36364


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.

Page 96
                                                            EXHIBIT 10(iii)A(40)

                                   Appendix A

              Aspiration Award Program Illustration - FY 2000-2002


Name:        Stewart A. Searle                             Division:   Corporate
Position:    Senior Vice President, Planning & Development
Salary:      $250,000



                                                                          Achievement Level
                                                         Threshold           Commitment        Aspiration
FY00-02 Economic Profit (in millions)                        **                  **                 **
Individual AAI Opportunity                               $  30,000           $ 120,000        $   600,000


Aspiration Award Program Opportunity

The following graph depicts the potential incentive award that would be paid out at different levels of NSI cumulative economic profit, including: a Threshold performance level; a Commitment performance level; and an Aspiration performance level.



                                                    Individual
                                                    Aspiration
Economic Profit                                     Award

Threshold    **                                     $  30,000

Commitment   **                                     $ 120,000

Aspiration   **                                     $ 600,000

**  Confidential information has been omitted and filed separately with Securities and Exchange Commission.

                                                                         Page 97
                                                            Exhibit 10(iii)A(40)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD
                                      FOR
                         2000 - 2002 PERFORMANCE PERIOD


                                  NSI CORPORATE



Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:
     a =  0.02885
     b = -0.29808


Above Commitment Level EP:
     a =  0.0303
     b = -0.36364


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.

Page 98
                                                            EXHIBIT 10(iii)A(40)

                                   Appendix A

              Aspiration Award Program Illustration - FY 2000-2002


Name:        George H. Gilmore, Jr.                        Division:   Corporate
Position:    Executive Vice President and Group President
Salary:      $450,000



                                                                          Achievement Level
                                                         Threshold           Commitment        Aspiration
FY00-02 Economic Profit (in millions)                        **                  **                 **
Individual AAI Opportunity                               $  54,000           $ 216,000        $ 1,080,000


Aspiration Award Program Opportunity

The following graph depicts the potential incentive award that would be paid out at different levels of NSI cumulative economic profit, including: a Threshold performance level; a Commitment performance level; and an Aspiration performance level.



                                                    Individual
                                                    Aspiration
Economic Profit                                     Award

Threshold    **                                     $    54,000

Commitment   **                                     $   216,000

Aspiration   **                                     $ 1,080,000

**  Confidential information has been omitted and filed separately with Securities and Exchange Commission.

                                                                         Page 99
                                                            Exhibit 10(iii)A(40)




                     ASPIRATION ACHIEVEMENT INCENTIVE AWARD
                                      FOR
                         2000 - 2002 PERFORMANCE PERIOD


                                  NSI CORPORATE



Formula:  Payout as a Percent of Commitment Award = a  x  EP  +  b


Below Commitment Level EP:
     a =  0.02885
     b = -0.29808


Above Commitment Level EP:
     a =  0.0303
     b = -0.36364


Notes:

     1. EP = Cumulative Economic Profit for performance period, which will be expressed in millions, rounded to one decimal place.

     2.   Values for "a" and "b" will be rounded to five decimal places.

     3.   Payout percentages will be rounded to a tenth of a percent.

     4. No award is payable below the Threshold Level EP, notwithstanding the formula set forth above.

     5. The maximum award payable is 500% of the Commitment Level award, notwithstanding the formula set forth above.

Page 100
                                                            EXHIBIT 10(iii)A(40)


                                                   APPENDIX B

                                              ASPIRATION ACHIEVEMENT
                                                  INCENTIVE AWARD
                                                PERFORMANCE MEASURE


PERFORMANCE MEASURE                                       DEFINITION


Economic Profit                                           Sum of the annual economic profits for the performance
                                                          cycle.  Annual economic profit shall be determined as
                                                          follows:  Adjusted After-Tax Profits (AATP) minus
                                                          [Average Invested Capital times the Weighted Average
                                                          Cost of Capital (WACC)]


RELATED TERMS                                             DEFINITION


Average Invested Capital                                  Average of the average beginning and ending Invested
                                                          Capital balances each month.

Adjusted After-Tax Profit (AATP)                          Adjusted Pre-Tax Profit minus Book Income Taxes.

Adjusted Pre-Tax Profit (APTP)                            Income before provision for income taxes plus interest
                                                          expense plus implied interest on capitalized operating
                                                          leases.

Book Income Taxes                                         Reported tax rate (determined by dividing
                                                          the provision for income taxes by the
                                                          income before the provision for income
                                                          taxes, as reported in NSI's annual financial
                                                          statements) applied to APTP.

Invested Capital                                          [Total assets plus capitalized operating leases, less
                                                          short and long-term investment in tax benefits] less
                                                          [non-interest bearing liabilities except for self
                                                          insurance reserves and deferred tax credits relating to
                                                          the safe harbor lease].

Weighted Average Cost of Capital (WACC)                   Ten percent (10%) will be the WACC for the Performance
                                                          Cycle ending August 31, 2002.
